Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

8. Income Taxes

No provision for federal and state income tax expense has been recorded for the years ended December 31, 2017 and 2018 due to the valuation allowance recorded against the net deferred tax asset and recurring losses.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows at December 31, 2017 and 2018:

	2017	2018
Non-current deferred income tax assets:
Tax loss carryforwards	$22,274,378	$30,239,898
Deferred revenue	2,098,191	1,856,507
Research and development credits	2,382,047	2,382,047
Stock-based compensation	277,948	489,694
Bad debt	11,053	—
Compensation	9,766	431,649
Fixed assets	63,570	160,784
Patent amortization	106,622	97,942
Other	768,936	669,151
Valuation allowance	(27,992,511)	(36,327,672)
Total non-current deferred income tax assets	$—	$—

At December 31, 2017 and 2018, the Company established a full valuation allowance against its net deferred tax assets since, at the time, the Company could not assert that it was more likely than not that its deferred tax assets would be realized. As a result, there was an increase in the valuation allowance in 2018 of $8,335,161.

At December 31, 2018, the Company had federal and state income tax loss carryforwards of $97,268,927 and $132,387,480, respectively, which begin to expire in 2024 for federal purposes and in 2019 for state purposes. At December 31, 2018, the Company had federal and state income tax loss carryforwards of $34,183,499 and $293,910, respectively, which carryforward indefinitely. In addition, the Company has tax credit carryforwards for federal tax purposes of $2,382,047 as of December 31, 2018, which begin to expire in 2026. The utilization of the net operating loss and tax credit carryforwards to reduce future income taxes will depend on the Company’s ability to generate sufficient taxable income prior to the expiration of the loss and credit carryforwards.

On December 22, 2017, the Tax Cuts and Jobs Act (the "TCJA") was enacted into law. This new law includes significant changes to the U.S. corporate income tax system, including a permanent reduction in the corporate income tax rate from 35% to 21%, limitations on the deductibility of interest expense and executive compensation and the transition of U.S. international taxation from a worldwide system to a territorial tax system.  For taxpayers with revenues over a certain threshold, the TCJA also limits interest expense deductions to 30% of taxable income before interest, depreciation and amortization from 2018 to 2021 and then taxable income before interest thereafter. The TCJA permits disallowed interest expense to be carried forward indefinitely. The Company calculated its best estimate of the impact of the TCJA in its income tax provision for the year ended December 31, 2017 in accordance with its understanding of the TCJA and guidance available at the time. The overall impact of the TCJA resulted in a decrease to the deferred tax assets and a corresponding decrease to the valuation allowance of $14.1 million. The Company completed its accounting for the TCJA during the fourth quarter of 2018. No changes to the provisional amounts as of December 31, 2017 were recorded.

The Internal Revenue Code of 1986, as amended, contains provisions which limit the ability to utilize the net operating loss and tax credit carryforwards in the case of certain events, including significant changes in ownership interests. If the Company’s net operating loss and tax credit carryforwards are limited, and the Company has taxable income which exceeds the permissible yearly net operating loss and tax credit carryforwards, the Company would incur a federal income tax liability even though net operating loss and tax credit carryforwards would be available in future years.

The reasons for the difference between actual income tax expense for the years ended December 31, 2017 and 2018 and the amount computed by applying the statutory federal income tax rate to income before income tax are as follows:

	2017		2018
		% of Pretax		% of Pretax
	Amount	Earnings	Amount	Earnings
Income tax benefit at statutory rate	$(9,912,442)	34.0%	$(11,158,530)	21.0%
State income taxes, net of federal tax benefit	(581,901)	2.0%	(1,062,492)	2.0
Non-deductible expenses	12,757	(0.1)%	6,810	—
Stock-based compensation	153,033	(0.5)%	10,925	—
Non-deductible interest expense	3,795,060	(13.0)%	4,074,501	(7.7)
Derivative and warrant fair value adjustments	(4,040,646)	13.9%	(63,873)	0.1
Change in federal rate	14,113,550	(48.4)%	—	—
Change in state rate	371,138	(1.3)%	(2,842)	—
Other	24,235	(0.1)%	(139,660)	0.3
Change in valuation allowance	(3,934,784)	13.5%	8,335,161	(15.7)
Provision for income taxes	$—	0.0%	$—	0.0%

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. As of December 31, 2018, the Company had no unrecognized tax benefits. The Company’s policy for recording interest and penalties related to uncertain tax provisions is to record them as a component of the provision for income taxes. The Company did not have any accrued interest or penalties associated with any unrecognized tax positions as of December 31, 2017 and 2018, and there were no such interest or penalties recognized during the years ended December 31, 2017 and 2018.

The Company has all tax years open to examination by federal tax and state tax jurisdictions. No income tax returns are currently under examination by taxing authorities.